                          [LETTERHEAD OF NETWORK SIX]

                                                                  Exhibit 99.1

                                                         FOR IMMEDIATE RELEASE
                                                             NETWORK SIX, INC.
                                                            475 Kilvert Street
                                                   Warwick, Rhode Island 02886
                                                 401.732.9000 fax 401.732.9009
                                                           info@networksix.com
                                                            www.networksix.com


NETWORK SIX REPORTS INCREASED REVENUES
   AND EARNINGS FOR ITS SECOND QUARTER

                                                                      CONTACT:

                                          Kenneth C. Kirsch, President and CEO
                                                                            or
                                   James J. Ferry, Vice President of Finance &
                                             Administration, CFO and Treasurer
                                                                 July 19, 2001

WARWICK, RI: Network Six, Inc. (NASDAQ: NWSS) reported contract revenue earned for the quarter ending June 30, 2001 of $3,112,898, up 4%, or $108,525 from $3,004,373 for the same period a year ago. Net income for the period was $149,248, or $0.08 per share, up 9%, or $12,174, from the same period a year ago when it reported net income of $137,074 or $0.06 per share.

The Company today is filing a Definitive Proxy Statement for a Special Meeting of the Shareholders to be held on August 16, 2001 to vote on the previously announced merger agreement with TRW Inc.

*******************************************************************************

Network Six is a full service provider of information technology services and solutions to government and industry that enables its customers to operate more efficiently and effectively. Network Six's services include applications development and implementation, e-commerce planning and technology consulting. Network Six's stock is traded on the NASDAQ SmallCap Market under the symbol NWSS. Its website is http://www.networksix.com.

This report contains forward-looking statements reflecting the Company's expectations or beliefs concerning future events that could materially affect Company performance in the future. All forward-looking statements are subject to the risks and uncertainties inherent with predictions and forecasts. They are necessarily speculative statements, and unforeseen factors and unpredictable variables, such as competitive pressures, litigation, and regulatory changes and state funding changes, could cause results to differ materially from any that may be expected. Please refer to the Company's Form 10-K for December 31, 2000 and its Form 10-Qs for March 31, 2001 and June 30, 2001 for more discussion and information.

The following is a recap of Network Six's balance sheet and operating results:


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                                NETWORK SIX, INC.
                            CONDENSED BALANCE SHEETS


ASSETS                                                June 30, 2001            Dec. 31, 2000
                                                  ----------------------    ---------------------
Current assets:                                        (unaudited)
 Cash  and cash equivalents                                  $1,121,322               $1,650,959
 Short term investments                                         859,387                1,803,387
 Contract receivables, less allowance for
   doubtful accounts of $49,000 at June 30, 2001
   and December 31, 2000                                      1,344,970                1,094,142
 Costs and estimated earnings in excess of
   billings on contract                                         676,455                  843,021
 Deferred taxes                                                 135,479                  268,177
 Other current assets                                            94,391                   46,127
                                                  ----------------------    ---------------------
     Total current assets                                     4,232,004                5,705,813
                                                  ----------------------    ---------------------
Property and equipment:
  Computers and equipment                                       649,309                  639,258
  Furniture and fixtures                                        162,526                  162,606
  Leasehold improvements                                         20,191                   20,190
                                                  ----------------------    ---------------------
                                                                832,026                  822,054
Less: accumulated depreciation and amortization                 695,399                  659,097
                                                  ----------------------    ---------------------
       Net property and equipment                               136,627                  162,957
Deferred taxes                                                   59,555                   79,701
Other assets                                                     27,451                   47,007
                                                  ----------------------    ---------------------
  Total assets                                               $4,455,637               $5,995,478
                                                  ======================    =====================



                                                      June 30, 2001            Dec. 31, 2000
                                                  ----------------------    ---------------------
LIABILITIES AND STOCKHOLDERS' EQUITY                   (unaudited)
Current liabilities:

  Current portion of long-term debt:

    Vendors                                                    $100,000                 $100,000
    Others                                                      231,635                  354,018
  Accounts payable                                               83,993                   31,023
  Accrued salaries and benefits                                 302,088                  389,158
  Other accrued expenses                                         99,078                   93,021
  Billings in excess of costs and
     estimated earnings on contracts                                  -                   19,048
  Preferred stock dividends payable                              81,027                1,473,612
                                                  ----------------------    ---------------------
    Total current liabilities                                   897,821                2,459,880
                                                  ----------------------    ---------------------
Long-term debt, less current portion:
    Vendors                                                     442,239                  442,239
    Others                                                      237,630                  416,618
                                                  ----------------------    ---------------------
     Total Liabilities                                        1,577,690                3,318,737
                                                  ----------------------    ---------------------
Stockholders' equity:
  Series A convertible preferred stock,
    $3.50 par value. Authorized 857,142.85
    shares; issued and outstanding 714,285.71
    shares at June 30, 2001 and December 31,
    2000; liquidation of $3.50 per share
    plus unpaid and accumulated dividends                     2,235,674                2,235,674
  Common stock, $.10 par value. Authorized
    4,000,000 shares; issued 825,684 shares
    at June 30, 2001 and December 31, 2000                       82,568                   82,568
Additional paid-in capital                                    1,941,318                1,947,767
Treasury stock recorded at cost, 8,093 shares
    at June 30, 2001 and 8,693 shares at
    December 31, 2000                                          (32,511)                 (44,360)
Retained earnings (accumulated deficit)                     (1,349,102)              (1,544,908)
                                                  ----------------------    ---------------------
     Total stockholders' equity                              2,877,947                2,676,741
                                                  ----------------------    ---------------------
     Total Liabilities & Stockholders' Equity               $4,455,637               $5,995,478
                                                  ======================    =====================



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                                NETWORK SIX, INC.
                         CONDENSED STATEMENTS OF INCOME
                                   (UNAUDITED)


                                                   THREE MONTHS        THREE MONTHS       SIX MONTHS          SIX MONTHS
                                                  ENDED 6/30/01       ENDED 6/30/00      ENDED 6/30/01       ENDED 6/30/00
                                                  -------------       -------------      -------------       -------------
Contract revenue earned                              $3,112,898          $3,004,373         $6,059,851          $5,860,411
Cost of revenue earned                                2,000,294           1,959,713          3,893,202           3,743,242
                                                  -------------       -------------      -------------       -------------
     Gross profit                                     1,112,604           1,044,660          2,166,649           2,117,169

Selling, general & administrative
expenses                                                875,982             804,998          1,584,548           1,535,820
                                                  -------------       -------------      -------------       -------------
     Income from operations                             236,622             239,662            582,101             581,349

Other deductions (income)

     Interest expense                                    21,723              42,217             47,954              79,603
     Interest earned                                    (38,103)            (34,882)           (86,649)            (70,216)
                                                  -------------       -------------      -------------       -------------
          Income before income taxes                    253,002             232,327            620,796             571,962
Provision for income taxes                              103,754              95,253            254,579             234,504
                                                  -------------       -------------      -------------       -------------
Net income                                             $149,248            $137,074           $366,217            $337,458
                                                  -------------       -------------      -------------       -------------
Net income per share:
Basic                                                     $0.08               $0.06              $0.24               $0.21
                                                  -------------       -------------      -------------       -------------
Diluted                                                   $0.08               $0.06              $0.24               $0.21
                                                  -------------       -------------      -------------       -------------
Shares used in computing net income per share:
Basic                                                   817,191             819,284            816,041             807,621
                                                  -------------       -------------      -------------       -------------
Diluted                                                 817,191             819,284            816,041             807,621
                                                  -------------       -------------      -------------       -------------
Preferred dividends                                     $81,027             $87,260           $170,411            $171,404
                                                  -------------       -------------      -------------       -------------
